UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

OUTDOOR SPECIALTY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56301	46-4854952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3842 Quail Hollow Drive, Salt Lake City, Utah	84109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 560-5184

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

On October 23, 2023, Outdoor Specialty Products, Inc. (the “Company”) dismissed Pinnacle Accountancy Group of Utah a dba of Heaton & Company, PLLC (“Pinnacle”) as its independent principal accountant. The dismissal resulted from the sale of a portion of Pinnacle’s business to GreenGrowth CPAs (“GreenGrowth”).

On October 23, 2023, the Company engaged and executed an agreement with GreenGrowth CPAs (“GreenGrowth”), as the Company’s new independent principal accountant to replace Pinnacle.

The reports of Pinnacle regarding the Company’s financial statements for each of the fiscal years ended September 30, 2022 and 2021, being the two most recent fiscal years for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”), did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company does not have an audit committee of its board of directors and the decision to change independent principal accountants was approved by the Company’s board of directors.

During the fiscal years ended September 30, 2022 and 2021, and through the date of this Current Report, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pinnacle would have caused Pinnacle to make reference thereto in connection with its report.

During the fiscal years ended September 30, 2022 and 2021, and through the date of this Current Report, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested Pinnacle to furnish it with a letter addressed to the SEC stating whether or not Pinnacle agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 23, 2023, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s fiscal years ended September 30, 2022 and 2021, and through the date of this Current Report, neither the Company nor anyone on the Company’s behalf consulted with GreenGrowth regarding any of the following:

(i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that GreenGrowth concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	SEC Reference Number	Title of Document	Location
16.1	16	Letter of Heaton & Company, PLLC, dba Pinnacle Accountancy Group of Utah dated October 23, 2023	This Filing
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

[Signature appears on the following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Specialty Products, Inc.
Date: October 24, 2023
	By:	/s/ Kirk Blosch
	Name:	Kirk Blosch
	Title:	President

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